UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report:  April 22, 2003

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

                (c)                                  Exhibits

Exhibit No.	Description

99.1	Press Release dated April 22, 2003, entitled “InsWeb Reports First Quarter Financial Results.”

Item 9.  Regulation FD Disclosure (pursuant to Item 12).

In accordance with SEC Release No.33-8316, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On April 22, 2003, InsWeb Corporation issued a press release announcing financial results for the three months ended March 31, 2003.  The press release is attached to this report as Exhibit 99.1.

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003	INSWEB CORPORATION (Registrant)

/s/ William D. Griffin
William D. Griffin
Chief Financial Officer (Principal Accounting Officer)